All American Equity Fund (GBTFX)

Summary Prospectus

Investor Class Shares  May 1, 2010

Before you invest, you may want to review the fund's prospectus, which contains information about the fund and its risks. The fund's prospectus and statement of additional information, both dated May 1, 2010, are incorporated by reference into this summary prospectus. You can find the fund's prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS or by sending an e-mail request to shsvc@usfunds.com.

INVESTMENT OBJECTIVE

The All American Equity Fund's primary objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Redemption fee (as a percentage of amount redeemed, as applicable, on fund shares held 30 days or less)	0.10%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.76%
Distribution and/or service (12b-1) fees	0.25%
Other expenses (a)	1.76%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	2.78%

(a)  Other expenses have been restated as if the custodian fee that went into effect on July 1, 2009, was in effect the entire period.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$291	$872	$1,479	$3,119	$281	$862	$1,469	$3,109

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. The fund had a portfolio turnover rate of 343% for the fiscal year ended December 31, 2009.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of "top-down" macro models and "bottom-up" micro stock selection models to determine weighting in sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser's "bottom up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. Shareholder yield is another factor the Adviser considers when evaluating a company. Shareholder yield is determined by the dividends that a company pays to its shareholders and/or by a company buyback of stock from shareholders. The focus of the stock selection is on large capitalization companies.

Under normal market conditions, the All American Equity Fund, will invest substantially all (greater than 80%) of it net assets in equity and equity related securities defined as "all American." The equity and equity related securities in which the fund primarily invests are common stock, preferred stock, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).

The All American Equity Fund will consider any of the following companies to be "all American:"

1.  companies offering stock registered on a United States stock exchange;

2.  companies offering stock traded on Nasdaq or the over-the-counter markets;

3.  companies deriving more than 50% of their revenue from operations in the United States;

4.  companies incorporated in the United States; or

5.  companies having their principal place of business or corporate headquarters located in the United States.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, it may at times maintain higher than normal cash levels.

PRINCIPAL RISKS

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year during the period indicated. The table compares the fund's average annual returns for the last 1-, 5-, and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Best quarter shown in the bar chart above: 13.79% in the fourth quarter of 2003.

Worst quarter shown in the bar chart above: (21.09)% in the third quarter of 2008.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
All American Equity Fund Return Before Taxes	13.75%	1.56%	(3.24)%
Return After Taxes on Distributions	13.65%	(0.02)%	(4.43)%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	0.93%	(2.60)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	(0.95)%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. John Derrick, and Mr. Romeo Dator. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Derrick has served as a portfolio manager of the fund since 1999, and Mr. Dator has served as a portfolio manager of the fund since 2002.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 781234, San Antonio, Texas 78278-1234, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

THIS SPACE INTENTIONALLY LEFT BLANK

U.S. Global Investors, Inc.

P.O. Box 781234

San Antonio, TX 78278-1234

All American Equity Fund (GBTFX)